UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 19, 2017

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events.

Exchange Offer Early Tender Date

On May 19, 2017, Becton, Dickinson and Company (“BD”) announced the early tender results for, and amendments to, its previously announced offers to exchange any and all of the outstanding $500.0 million aggregate principal amount of C. R. Bard, Inc.’s (“Bard”) 4.400% Notes due 2021, $500.0 million aggregate principal amount of Bard’s 3.000% Notes due 2026 and $149.82 million aggregate principal amount of Bard’s 6.700% Notes due 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

U.S. Dollar Notes Offering

On May 22, 2017, BD entered into an underwriting agreement (the “U.S. Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “U.S. Underwriters”), in connection with the offer and sale by BD to the U.S. Underwriters (the “U.S. Offering”) of $725.0 million aggregate principal amount of 2.133% Notes due 2019 (the “2019 Notes”), $1.0 billion aggregate principal amount of 2.404% Notes due 2020 (the “2020 Notes”), $1.8 billion aggregate principal amount of 2.894% Notes due 2022 (the “2022 Notes”), $500.0 million aggregate principal amount of Floating Rate Notes due 2022 (the “Floating Rate Notes”), $1.75 billion aggregate principal amount of 3.363% Notes due 2024 (the “2024 Notes”), $2.4 billion aggregate principal amount of 3.700% Notes due 2027 (the “2027 Notes”) and $1.5 billion aggregate principal amount of 4.669% Notes due 2047 (the “2047 Notes” and, together with the 2019 Notes, the 2020 Notes, the 2022 Notes, the Floating Rate Notes, the 2024 Notes and the 2027 Notes, the “U.S. notes”).

BD intends to use the net proceeds from the U.S. Offering of the 2020 Notes, the 2022 Notes, the Floating Rate Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes, together with other sources of liquidity, to finance the cash consideration payable in connection with BD’s previously announced acquisition of Bard (the “Bard Acquisition”) and to pay related fees and expenses, with any remaining proceeds being used for general corporate purposes, which may include acquisitions and debt repayment. The closing of the U.S. Offering is not conditioned on the closing of the Bard Acquisition. However, if the Bard Acquisition is not consummated on or prior to April 23, 2018, or, if prior to such date, the Agreement and Plan of Merger with Bard and Lambda Corp., a New Jersey corporation and wholly-owned subsidiary of BD, is terminated, then, in either case, BD will be required to redeem all of the 2020 Notes, the 2022 Notes, the Floating Rate Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest to, but excluding, the redemption date.

BD intends to use the net proceeds from the U.S. Offering of the 2019 Notes, together with the net proceeds of the Euro Offering (defined below) and cash on hand, to fund the redemption price for various series of BD’s outstanding senior notes and to pay accrued interest, related premiums, fees and expenses in connection therewith. The 2019 Notes will not be subject to the special mandatory redemption provision described above.  BD expects that the U.S. Offering will be completed on or about June 6, 2017, subject to customary closing conditions.

The foregoing description of the U.S. Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the U.S. Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Euro-denominated Notes Offering

On May 23, 2017, BD entered into an underwriting agreement (the “Euro Underwriting Agreement”) with Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Scotiabank Europe plc, Standard Chartered Bank, U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, ING Bank N.V, Belgian Branch, Loop Capital Markets LLC and the Williams Capital Group, L.P. (the “Euro Underwriters”) in connection with the offer and sale by BD to the Euro Underwriters (the “Euro Offering”) of €700,000,000 aggregate principal amount of 0.368% Notes due 2019 (the “Euro notes”).

BD intends to use the net proceeds from the Euro Offering, together with the net proceeds of the U.S. Offering of the 2019 Notes and cash on hand, to redeem various series of BD’s outstanding senior notes and to pay accrued interest, related premiums, fees and expenses in connection therewith. BD expects that the Euro Offering will be completed on or about June 6, 2017, subject to customary closing conditions.

The foregoing description of the Euro Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Euro Underwriting Agreement, which is filed as Exhibit 1.2 hereto and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This communication contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding BD’s proposed acquisition of Bard, statements relating to the closings of the U.S. Offering and the Euro Offering, and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, (ii) the ability of BD to consummate the U.S. Offering and the Euro Offering and (iii) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, on May 23, 2017, BD filed with the Securities and Exchange Commission a registration statement on Form S-4 that constitutes a prospectus of BD and includes a preliminary proxy statement of Bard. The registration statement has not yet become effective. After the registration statement has been declared effective by the Securities and Exchange Commission, the definitive proxy statement/prospectus will be delivered to shareholders of Bard. BD and Bard also plan to file other relevant documents with the Securities and Exchange Commission regarding the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(800)-367-2273

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission regarding the acquisition when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1
Underwriting Agreement, dated May 22, 2017, by and among Becton, Dickinson and Company and Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

1.2
Underwriting Agreement, dated May 23, 2017, by and among Becton, Dickinson and Company, Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Scotiabank Europe plc, Standard Chartered Bank, U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, ING Bank N.V, Belgian Branch, Loop Capital Markets LLC and the Williams Capital Group, L.P.

99.1	Press release of Becton, Dickinson and Company dated May 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

	By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: May 25, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

1.1
Underwriting Agreement, dated May 22, 2017, by and among Becton, Dickinson and Company and Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

1.2
Underwriting Agreement, dated May 23, 2017, by and among Becton, Dickinson and Company, Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Scotiabank Europe plc, Standard Chartered Bank, U.S. Bancorp Investments, BNY Mellon Capital Markets, LLC, ING Bank N.V, Belgian Branch, Loop Capital Markets LLC and the Williams Capital Group, L.P.

99.1	Press release of Becton, Dickinson and Company dated May 19, 2017.